UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 31, 2020, the Officer Nomination and Compensation Committee of the Board of Directors (the “Board”) of Modine Manufacturing Company (the “Company”) and, as applicable, the Board, approved retention compensation arrangements under retention letters (the “Retention Letters”) with certain employees whose roles are deemed to be critical to the Company, including, among others, named executive officers Michael B. Lucareli, Interim President and Chief Executive Officer and Vice President, Finance, and Chief Financial Officer; Scott L. Bowser, Vice President, Commercial & Industrial Solutions and Chief Operating Officer; and Sylvia A. Stein, Vice President, General Counsel and Corporate Secretary (each, a “Named Officer”).

Under the Retention Letters, unless his or her employment is earlier terminated for Good Cause (as defined in the Retention Letters), on August 4, 2022 (the “Trigger Date”), each Named Officer will be entitled to (1) a cash award equivalent to 50 percent of such Named Officer’s annual base salary as of such date, and (2) a grant of restricted stock units with a grant date fair value equal to 50 percent of the target value of such Named Officer’s prevailing Long-Term Incentive Plan award (based on the closing price of the Company’s common stock on August 3, 2022), which will vest on August 4, 2024.

The compensation under the Retention Letters is conditioned upon the continued performance of the Named Officer’s duties and responsibilities to the reasonable satisfaction of the Company, and the Named Officer’s continued active employment with the Company until the Trigger Date.

In the event of an involuntary termination of a Named Officer’s employment with the Company without “Good Cause” prior to the Trigger Date, such Named Officer will receive the cash portion of the retention award, plus a cash-equivalent of the RSU portion of the retention award, conditioned on such Named Officer’s execution of a customary release of claims.

The foregoing description of the material terms of the Retention Letters is not intended to be complete, and is qualified in its entirety by the full text of the Retention Letters, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

10.1	Form of Retention Letter, effective August 31, 2020, between the Company and each of Michael B. Lucareli, Scott L. Bowser and Sylvia A. Stein

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Sylvia A. Stein
Sylvia A. Stein
Vice President, General Counsel and Corporate Secretary

Date: September 2, 2020